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                                                               Exhibit 10(a)

                     DRESDNER RCM GLOBAL FUNDS, INC.
                            POWER OF ATTORNEY


Each person whose signature appears below hereby authorizes Anthony Ain, Karin Brotman, Robert Goldstein, Jennie Klein and Steven Wong, or any of them, as attorney-in-fact, with full power and authority, in his or her discretion, to execute, deliver, on his or her behalf individually, and in the capacity stated below, any registration statement or amendment to a registration statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission and any other regulatory agency.


The Power of Attorney granted hereby is effective immediately and will continue until it is revoked. By accepting or acting under the appointment, the agent assumes the fiduciary and other legal responsibilities of an agent.

IN WITNESS WHEREOF, this Power of Attorney is executed on April 30, 2001.



/S/ROBERT J. BIRNBAUM                        /S/DEWITT F. BOWMAN
---------------------                        -------------------
Robert J. Birnbaum                           DeWitt F. Bowman
Director                                     Director and Chairman of
                                             the Board

/S/THEODORE J. COBURN                        /S/PAMELA A. FARR
---------------------                        -----------------
Theodore J. Coburn                           Pamela A. Farr
Director                                     Director

/S/ALFRED W. FIORE                           /S/GEORGE B. JAMES
------------------                           ------------------
Alfred W. Fiore                              George B. James
Director                                     Director

/S/JOHN A. KRIEWALL                          /S/GEORGE G.C. PARKER
-------------------                          ---------------------
John A. Kriewall                             George G.C. Parker
Director                                     Director

/S/KENNETH E. SCOTT
-------------------
Kenneth E. Scott
Director